                                                                ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-34998 for Hartford Life and Annuity Insurance Company Separate Account Three on Form N-4.


Hartford, Connecticut                                   /s/ Arthur Andersen LLP
April 9, 2001